                     NICHOLAS FINANCIAL, INC.
                         Building C. #501B
                     2454 McMullen Booth Road
                     Clearwater, FL 33759-1340
                          (727) 726-0763

                NOTICE OF ANNUAL GENERAL MEETING

To the Members of Nicholas Financial, Inc:

NOTICE IS HEREBY GIVEN that the 2001 Annual General Meeting of the Members (the "Meeting") of Nicholas Financial, Inc. (hereinafter called the "Company") will be held at the Company's Corporate Office, located at 2454 McMullen Booth Road, Building C, Suite 501B, Clearwater, Florida on Tuesday August 7, 2001.


     at the hour of 9:00AM for the following purposes:

1.   to receive the Report of the Directors;

2. to receive the financial statements of the Company for its fiscal year ended March 31, 2001 and the report of the Auditors thereon;

3. to elect two directors to hold office until the 2004 Annual General Meeting of Members and until each of their respective successors is duly elected and qualified;

4. to appoint Auditors for the ensuing year and to authorize the Directors to fix their remuneration.

5. to transact such other business as may properly come before the Meeting.

Accompanying this Notice are a Proxy Statement and Information Circular and Form of Proxy.

Members of record as of the close of business on June 28, 2001 will be entitled to attend and vote at the Meeting, or any adjournment or postponement thereof. A member entitled to attend and vote at the Meeting is entitled to appoint a proxy holder to attend and vote in his stead.

Your vote is important. If you are unable to attend the Meeting (or any adjournment or postponement thereof) in person, please read the Notes accompanying the Form of Proxy enclosed herewith and then complete and return the Proxy within the time set out in the Notes.

The enclosed Form of Proxy is solicited by the Board of Directors of the Company but, as set out in the Notes accompanying the Form of Proxy, you may amend it if you so desire by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the Meeting.

DATED at Clearwater, Florida, July 02, 2001.

BY ORDER OF THE BOARD OF DIRECTORS

Peter L. Vosotas
President

                     NICHOLAS FINANCIAL, INC.
                         Building C. #501B
                     2454 McMullen Booth Road
                    Clearwater, FL 33759-1340
                         (727) 726-0763



                    Supplemental Mailing List
                         Return Form


Dear Shareholder:

If you wish to have your name put on the Supplemental Mailing List of Nicholas Financial, Inc. (the "Company"), such that you shall be mailed copies of the Company's interim financial statements in respect of the present fiscal year, then complete this form and return it to the Company's registrar and transfer agent, Computershare Trust Company, whose address is 510 Burrard Street, 4th Floor, Vancouver, BC Canada V6C 3B9 or at the Corporate Headquarters of the Company, 2454 McMullen Booth Road, Building C Suite 501B, Clearwater, FL 33759-1340.


Name:                       (Please                      Print)
___________________________________________________________

Address:
_______________________________________________________________

_______________________________________________________________


Phone Number: _______________________________


Number and Class of
Voting Securities Held:_______________________________________


Signature:____________________________________________________

                        NICHOLAS FINANCIAL, INC
                           BUILDING C #501B
                       2454 MCMULLEN BOOTH ROAD
                         CLEARWATER, FL  33759
                            (727) 726-0763


               PROXY STATEMENT AND INFORMATION CIRCULAR
                     AS AT AND DATED JULY 2, 2001

      This Proxy Statement and Information Circular accompanies the Notice of the 2001 Annual General Meeting of Members (the "Meeting") of Nicholas Financial, Inc. (hereinafter called the "Company") to be held on Tuesday, August 7, 2001, at 9:00 a.m. (Clearwater, Florida time), at the Company's Corporate Office, located at 2454 McMullen Booth Road, Building C, Suite 501B, Clearwater, Florida, and is furnished in connection with a solicitation of proxies on behalf of the Board of Directors of the Company for use at that Meeting and at any adjournment thereof.

      The Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001, together with this Proxy Statement and
Information Circular and the accompanying proxy form ("Proxy"), are first being mailed on or about July 3, 2001 to members entitled to vote at the Meeting.


                         REVOCABILITY OF PROXY

      If the accompanying Proxy is completed, signed and returned, the shares represented thereby will be voted at the Meeting. The giving of the Proxy does not affect the right to vote in person should the member be able to attend the Meeting. The member may revoke the Proxy at any time prior to the voting thereof.

     In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the member or his attorney authorized in writing, or if the member is a corporation, by a duly authorized officer or attorney thereof, and deposited either at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or, as to any matter in respect of which a vote shall not already have been cast pursuant to such proxy, with the Chairman of the Meeting on the day of the Meeting, or any adjournment thereof, and upon either of such deposits the proxy is revoked.


                    PERSONS MAKING THE SOLICITATION

               THE ENCLOSED PROXY IS BEING SOLICITED BY
                 THE BOARD OF DIRECTORS OF THE COMPANY
      Solicitations will be made by mail and possibly supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. The Company may reimburse members' nominees or agents (including brokers holding shares on behalf of clients) for the cost incurred in obtaining from their principals authorization to execute forms of proxy. No solicitation will be made by specifically engaged employees or soliciting agents. The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company.

                      VOTING SHARES AND OWNERSHIP
                  OF MANAGEMENT AND PRINCIPAL HOLDERS

      The Company is authorized to issue 50,000,000 Common shares without par value and 5,000,000 Preference shares without par value. As of the close of business on June 28, 2001, the record date for determining members entitled to notice of and to vote at the Meeting, there were issued and outstanding 2,322,775 Common shares and no Preference shares. At a General Meeting of the Company, on a show of hands, every member present in person and entitled to vote shall have one vote, and on a poll, every member present in person or represented by proxy and entitled to vote shall have one vote for each share of which such member is the registered holder. Shares represented by proxy will only be voted on a poll.

      The following table sets forth certain information regarding the beneficial ownership of Common shares as of June 28, 2001 regarding
(i) each of the Company's directors, (ii) each of the Company's executive officers, (iii) all directors and officers as a group, and
(iv) each person known by the Company to beneficially own, directly or indirectly, more than 5% of the outstanding Common shares. Except as otherwise indicated, each of the persons listed below has sole voting and investment power over the shares beneficially owned.

            Name                Number of Shares   Percentage Owned
----------------------------    ----------------   ----------------
Peter L. Vosotas (1)(2)             792,902              32.6%
Dr. Ellis P. Hyman (3)(4)            66,083               2.7%
Stephen Bragin (5)(6)                32,569               1.3%
Melvin S. Cutler (7)(8)             133,800               5.5%
Alton R. Neal (9)(10)                 1,667                 *
Ralph T. Finkenbrink (11)(12)        39,335               1.6%
                                  ---------             ------
All directors and officers as
a group (6 persons)(13)           1,066,356              43.9%
                                  =========             ======


(1) Mr. Vosotas' business address is 2454 McMullen Booth Road, Building C Clearwater, Florida 33759.
(2) Includes 689,983 shares held in family trusts over which Mr. Vosotas retains voting and investment power and 333 shares held by Mr. Vosotas' spouse. Includes 58,333 shares issuable upon the exercise of outstanding stock options which are exercisable within 60 days and does not include 16,667 shares issuable upon
      the  exercise  of  outstanding  stock  options  which  are   not
      exercisable within 60 days.
(3)   Dr. Hyman's  business  address  is  2700  East Bay Drive, Largo,
      Florida 33771
(4) Includes 5,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days.
(5) Mr. Bragin's business address is 17757 US Highway 19 North, Suite 26, Clearwater, Florida 33764.
(6) Includes 5,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days.
(7) Mr. Cutler's business address is 306 Main Street, Worcester, Massachusetts 01608-1518.
(8) Includes 1,667 shares issuable upon the exercise of outstanding stock options exercisable within 60 days and does not include
      3,333 shares issuable upon the exercise of outstanding stock options which are not exercisable within 60 days.
(9) Mr. Neal's business address is 100 North Tampa Street, Suite 1800, Tampa, Florida 33602
(10) Includes 3,333 shares issuable upon the exercise of outstanding stock options which are not exercisable within 60 days.
(11) Mr. Finkenbrink's business address is 2454 McMullen Booth Road, Building C Clearwater, Florida 33759.
(12) Includes 36,667 shares issuable upon the exercise of outstanding stock options exercisable within 60 days and does not include 13,333 shares issuable upon the exercise of outstanding stock options which are not exercisable within 60 days.
(13) Includes an aggregate 106,667 shares issuable upon the exercise of outstanding stock options exercisable within 60 days and does not include an aggregate 36,666 shares under options which are not exercisable within 60 days


      The directors have determined that all members of record as of the close of business on June 28, 2001 (the "Record Date") will be entitled to receive notice of and to vote at the Meeting. Those members so desiring may be represented by proxy at the Meeting. The Proxy, and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof, must be deposited either at the office of the Registrar and Transfer Agent of the Company, Computershare Trust Company of Canada, 510 Burrard Street, Vancouver, B.C., V6C 3B9 or at the Head Office of the Company at Building C #501B, 2454 McMullen Booth Road, Clearwater, FL 33759-1343 not less than 48 hours, Saturdays and holidays excepted, prior to the time of the holding of the Meeting or any adjournment thereof.

     Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting, who will also determine whether a quorum is present for the transaction of business. The Company's Articles provide that a quorum is present if two or more members of the Company are present in person (or represented by proxy) holding an aggregate of at least 33 1/3% of the total issued and outstanding shares of the Company as of the Record Date for the Meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners will also be counted for purpose of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a "broker non-vote"). Neither abstentions nor broker non-votes are counted in determining whether a proposal has been approved.

      If a quorum exists, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election. The proposal set forth herein to approve the appointment of the Company's auditors will be adopted if a majority of the total votes present, or represented, and entitled to vote at the Meeting vote in favor of such proposal.

      Members are urged to indicate their votes in the spaces provided on the Proxy. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed Proxies will be voted FOR each proposal listed in the Notice of the Meeting which are set forth more completely herein. Returning your completed Proxy will not prevent you from voting in person at the Meeting should you be present and wish to do so.

      Advance Notice of the Meeting was published pursuant to Section 111 of the Company Act at Vancouver, B.C. on June 7, 2001.

                 PROPOSAL 1:    ELECTION OF DIRECTORS

     The  Board  of  Directors recommends the following  nominees  for election as directors and urges each shareholder to vote "FOR" the nominees. Proxies in the accompanying form will be voted at the
Meeting, unless authority to do so is withheld, in favor of the election as directors of the nominees named below.

     The Company's Board of Directors consists of five members divided into three classes, with the members of each class serving three-year terms expiring at the third Annual General Meeting of Members after their elections. Two Directors are to be elected at the Meeting to hold office for a term of three years expiring at the 2004 Annual General Meeting of Members, and until each of their respective successors shall have been duly elected and qualified. In the event any of such nominees is unable to serve, the persons designated as proxies will cast votes for such other person in their discretion as a substitute nominee. The Board of Directors has no reason to believe that the nominees named below will be unavailable, or if elected, will decline to serve. All of the nominees are residents of the United States.

     Certain information is set forth below for the nominees for directors, as well as for each director whose term of office will continue after the Meeting.


              NOMINEES FOR DIRECTOR -TERM TO EXPIRE 2004

Name                       Age   Principal Occupation And Other
                                 Information
----------------          -----  --------------------------------
Melvin S. Cutler           69    Mr.  Cutler  has  served  as  a
                                 director  of the Company  since
                                 May   17,  2000.  In  1972   he
                                 founded    Cutler   Associates,
                                 Inc.,   an  architectural   and
                                 engineering   firm   based   in
                                 Worcester,  Massachusetts   and
                                 Mr.   Cutler  has   served   as
                                 Chairman of the Board and Chief
                                 Executive  Officer  of   Cutler
                                 Associates,   Inc   since   its
                                 inception.   He  also   founded
                                 Madison  Bank  in Palm  Harbor,
                                 Florida in 1985 and has  served
                                 as   its  Chairman  since  that
                                 time.

Peter L. Vosotas           59    Mr. Vosotas founded the Company
                                 in   1985  and  has  served  as
                                 Chairman  of  the Board,  Chief
                                 Executive Officer and President
                                 of  the Company and each of its
                                 subsidiaries since inception.

          DIRECTOR CONTINUING IN OFFICE -TERM TO EXPIRE 2003

Name                       Age   Principal Occupation And Other
                                 Information
----------------------    -----  -------------------------------
Alton R. Neal              55    Mr.   Neal  has  served  as   a
                                 director  of the Company  since
                                 May  17,  2000. He has been  in
                                 the  private  practice  of  law
                                 since  1975  and  has  been   a
                                 partner  with Johnson, Blakely,
                                 Pope,  Bokor, Ruppel  &  Burns,
                                 Tampa, Florida since1999.  From
                                 1994  until  1999,  he  was   a
                                 partner in the firm of Forlizzo
                                 & Neal.

Dr. Ellis P. Hyman,        64    Dr.  Hyman  has  served  as   a
D.D.S., P.A                      director  of the Company  since
                                 February  10,  1999  and  as  a
                                 director  of the Company's  two
                                 subsidiaries,   Nicholas   Data
                                 Services,  Inc.  and   Nicholas
                                 Financial, Inc., since 1987 and
                                 1990,  respectively. Dr.  Hyman
                                 has   been  in  private  dental
                                 practice for many years.




          DIRECTOR CONTINUING IN OFFICE -TERM TO EXPIRE 2002

Name                       Age   Principal Occupation And Other
                                 Information
--------------------      -----  -------------------------------
Stephen Bragin             71    Mr.  Bragin  has  served  as  a
                                 director  of the Company  since
                                 February  10,  1999  and  as  a
                                 director  of the Company's  two
                                 subsidiaries,   Nicholas   Data
                                 Services,  Inc.  and   Nicholas
                                 Financial, Inc., since 1987 and
                                 1990,  respectively.   He   has
                                 served  as Regional Development
                                 Director  at the University  of
                                 South  Florida as well as other
                                 related positions for over five
                                 years.

                PROPOSAL 2:    APPOINTMENT OF AUDITORS

     The Board of Directors and Audit Committee recommend the approval of the appointment of Ernst & Young LLP as Auditors of the Company for the fiscal year ending March 31, 2002, and urge each member to vote "FOR" such proposal. Executed and unmarked proxies in the accompanying form will be voted at the Meeting in favor of such proposal.

       The Board of Directors and Audit Committee propose the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending March 31, 2002. Ernst & Young LLP have been the Company's auditors since 1994. One or more representatives of Ernst & Young are expected to be present at the Meeting. Such representatives will be available to respond to appropriate questions and may make a statement if they so desire.

      The fees charged by Ernst & Young LLP for professional services rendered in connection with all audit and non-audit related matters for the fiscal year ended March 31, 2001 were as follows:

       Audit Fees                              $53,000

       Financial Information Systems
       Design and Implementation Fees             None

       All Other Fees                          $21,000


     The Audit Committee of the Board of Directors has determined that the services provided by Ernst & Young LLP which were not directly related to the most recent audit are compatible with maintaining the principal accountant's independence.

                          BOARD OF DIRECTORS


Directors Compensation

      Directors who are not executive officers of the Company each receive an annual retainer of $2,000 plus $500 per Board of Directors meeting or committee meeting attended. Directors who are executive officers of the Company receive no additional compensation for service as a member of either the Board of Directors or any committee of the Board.

Committees of the Board of Directors and Meeting Attendance

      The Board of Directors has established an Audit Committee and a Compensation Committee. (The Board does not have a nominating committee.) The Audit Committee is presently comprised of Messrs. Neal (Chair) and Hyman, each of whom is "independent" (as defined under applicable NASD rules). The Audit Committee is primarily responsible for overseeing the Company's financial reporting process on behalf of the Board and reporting the results of their activities to the full Board. The Audit Committee reviews the independence, qualifications and activities of the Company's independent certified public accountants and the Company's financial policies, control procedures and accounting staff. The Audit Committee recommends to the Board the appointment of the independent certified public accountants and reviews and approves the Company's financial statements. The Audit Committee is also responsible for reviewing any transactions between the Company and any officer or director of the Company or any entity in which any officer or director has a material interest. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included as Appendix A hereto.

      The Compensation Committee is presently comprised of Messrs. Cutler (Chair) and Bragin, and is responsible for establishing the compensation of the Company's senior management, including salaries, bonuses, termination arrangements and other benefits.

      During the fiscal year ended March 31, 2001, the Board of Directors held four meetings, the Audit Committee held two meetings and the Compensation Committee held one meeting. All Directors attended all meetings of the Board of Directors and all committees on which they served during the fiscal year ended March 31, 2001, except that Mr. Cutler did not attend two of the four meetings of the Board of Directors.

Report of the Audit Committee

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the Company's independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditor's independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of nonaudit services with the auditors independence.

     The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held one meeting during fiscal year 2001.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended March 31, 2001 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

Alton Neal, Audit Committee Chair
Ellis Hyman, Audit Committee Member



                  EXECUTIVE OFFICERS AND COMPENSATION

            (Form 41, B.C. Securities Act and Regulations)

     The  Company  has two (2) executive officers, Peter  L.  Vosotas,
Chairman of the Board, Chief Executive Officer and President, and Ralph T. Finkenbrink, Vice-President-Finance. Mr. Finkenbrink, age 40, has served as Vice President-Finance of the Company since 1992. For the fiscal year ended March 31, 2001, total cash compensation of US $491,243 was paid to the executive officers. Except pursuant to option grants as described below, there are no plans in effect pursuant to which cash or non-cash compensation was paid or distributed to the executive officers during the most recently completed financial year or is proposed to be paid or distributed in a subsequent year.

     The following table sets forth certain information concerning compensation paid to or earned by each of the Company's executive officers for the fiscal years ended March 31, 2001, 2000 and 1999:

                      Summary Compensation Table
--------------------------------------------------------------------------------
                  Fiscal                               Long-Term
   Name &          Year      Annual Compensation     Compensation       All
  Principal       Ended                               Shares under     Other
  Position       March 31   Salary   Bonus    Other     Option      Compensation
--------------------------------------------------------------------------------
PETER L. VOSOTAS   2001    $144,000 $212,243   Nil     75,000         $9,378
Chairman of the
Board, Chief                                           50,000
Executive Officer  2000    $122,000 $117,595   Nil    333,333(1)      $8,200
& President
                                                       50,000
                   1999    $118,224  $60,000   Nil    333,333(1)         Nil



RALPH T.
FINKENBRINK        2001     $75,000  $60,000   Nil     50,000         $7,289
Sr. Vice
President          2000     $75,000  $40,000   Nil     50,000         $6,174
-Finance
                   1999     $75,000  $14,500   Nil     50,000            Nil




(1) Represents a bonus warrant exercisable at US $5.28/share until September 3, 2000 issued to Mr. Vosotas for guaranteeing the Company's indebtedness to BankAmerica under a US $45,000,000 line of credit.

     Note: All of the above compensation amounts are expressed in U.S. dollars and for the fiscal year ended March 31, 2001 each executive officer's salary exceeded $100,000 Cdn.


     The following table sets forth information with respect to grants of stock options during the fiscal year ended March 31, 2001 to the executive officers of the Company:

                   Option Grants During Fiscal 2001
----------------------------------------------------------------------------
                      % of Total                Market Value
                        Options                  of Securities
   Name of             Granted to   Exercise   Underlying Options
  Executive  Option   Employees in    Price     on Date of Grant  Expiration
  Officer    Granted   Fiscal 2001  ($/Share)     ($/Share)         Date
----------------------------------------------------------------------------
Peter L.
 Vosotas       Nil        -            -              -               -
Ralph T.
 Finkenbrink   Nil        -            -              -               -




The following table sets forth information with respect to aggregate stock option exercises during the fiscal year ended March 31, 2001 by the executive officers of the Company and the fiscal year end value of unexercised options held by such executive officers.


              Aggregated Option Exercises in Fiscal 2001
                   and Fiscal Year-End Option Values
-------------------------------------------------------------------------------
                                             Number of        Value of
                                            Unexercised     Unexercised
                                            Options at      in-the-Money
                 Number Of                  Fiscal Year      Options at
 Name of          Shares     Aggregate         End         Fiscal Year End(2)
 Executive      Acquired on    Value        Exercisable/    Exercisable/
    Officer      Exercise    Realized(1)   Unexercisable    Unexercisable
-------------------------------------------------------------------------------
Peter L.
Vosotas            Nil          Nil         41,666/33,334   $57,917/$32,833


Ralph T.
Finkenbrink        Nil          Nil         26,667/23,333   $35,267/$20,733

(1) The aggregate value realized as shown above is calculated by the difference between the exercise price and the market price at the time of exercise, and does not necessarily mean the shares were sold.

(2) Potential value of the exercisable/unexercisable in the money options was calculated by multiplying the number of shares that may be acquired upon the exercise of options by the difference between the closing price per share on March 31, 2001 and the exercise price per share.


Employment Agreements

      Effective March 16, 2001, the Company entered into an employment agreement with Peter L. Vosotas, Chairman of the Board, President and Chief Executive Officer. The agreement provides for a minimum base salary of $144,000 and annual performance bonuses as determined by the Company's Board of Directors. The initial term of this agreement is for a period of one year, however, the agreement will automatically renew for successive two-year terms unless the Company provides to the Executive, at least sixty days prior to the expiration of the initial term, written notification that it intends not to renew this agreement. Mr. Vosotas's employment agreement provides that, if he is terminated by the Company without cause, he shall be entitled to severance equal to the sum of two times his annual base salary in effect at the time of such termination and his average annual bonus and other compensation for the two full calendar years immediately preceding such termination. Mr. Vosotas's agreement further provides that, during the term of the agreement and for a period of two years thereafter, Mr. Vosotas will not, directly or indirectly, compete with the Company by engaging in certain proscribed activities.

      Effective November 22, 1999, the Company entered into an employment agreement with Ralph T. Finkenbrink, Senior Vice-President of Finance. The agreement provides for a minimum base salary of $75,000 and annual performance bonuses as determined by the Company's Board of Directors. The initial term of this agreement is for a period of one year, however, the agreement will automatically renew for successive two-year terms unless the Company provides to the Executive, at least sixty days prior to the expiration of the initial term, written notification that it intends not to renew this agreement. Mr. Finkenbrink's employment agreement provides that, if he is terminated by the Company without cause, he shall be entitled to severance equal to the sum of two times his annual base salary in effect at the time of such termination and his average annual bonus and other compensation for the two full calendar years immediately preceding such termination. Mr. Finkenbrink's agreement further provides that, during the term of the agreement and for a period of two years thereafter, Mr. Finkenbrink will not, directly or indirectly, compete with the Company by engaging in certain proscribed activities.



        SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and more than 10% shareholders to file reports of their beneficial ownership of the Company's Common shares with the U.S Securities and Exchange Commission (the "Commission") and furnish copies of such reports to the Company. During the fiscal year ended March 31, 2001, the executive officers and directors of the Company filed with the Commission on a timely basis all required reports relating to transactions involving equity securities of the Company beneficially owned by them, except that Mr. Vosotas filed three reports late covering an aggregate of six transactions and Mr. Cutler filed one report late covering an aggregate of three transactions. The Company has relied on the written representation of its executive officers and directors and copies of the reports they have filed with the Commission in providing this information.

           INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

      No Director or executive officer of the Company, no proposed nominee for election as a Director of the Company, and no associate or affiliate of any of them, is or has been indebted to the Company or its subsidiaries at any time since the beginning of the Company's last completed financial year.

            CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On June 3, 1994, Peter L. Vosotas, Chairman of the Board, Chief Executive Officer and President of the Company, was granted a warrant to purchase 333,333 Common shares at a price of US $5.28 per share. This bonus warrant was granted in exchange for Mr. Vosotas' guarantee of the Company's indebtedness to BankAmerica under its line of credit facility. On September 3, 2000 the warrant expired unexercised.

     In April 1996, Dr. Ellis Hyman, currently a Director of the Company, agreed to subordinate $200,000 of debt at 12% interest with semi-annual interest payments only. The entire principal balance plus accrual interest was due on April 20, 2000. Dr. Hyman had the option of converting the note into Common shares of the Company at a price of $5.00 per share. On April 20, 2000 the Company elected, pursuant to the terms of the above note, to repay the entire principal balance plus all accrued interest.


        INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No director or executive officer of the Company, no nominee for election as a director of the Company, no person who has been a director or executive officer of the Company since the commencement of the Company's last completed fiscal year and no associate or affiliate of any of the foregoing has any material interest, direct or indirect, by way of beneficial ownership or securities or otherwise, in any matter to be acted upon at the Meeting.

                           MEMBER PROPOSALS

      The deadline for submission of member proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), for inclusion in the Company's proxy statement for its 2002 Annual General Meeting of Members was March 4, 2002. After May 18, 2002, notice to the Company of a member proposal submitted other than pursuant to Rule 14a-8 is considered untimely, and the persons named in proxies solicited by the Board of Directors of the Company for the 2002 Annual General Meeting may exercise discretionary voting power with respect to any such proposal.

                          OTHER MATTERS

MANAGEMENT KNOWS OF NO OTHER MATTERS TO COME BEFORE THE MEETING OTHER THAN THOSE REFERRED TO IN THE NOTICE OF MEETING. HOWEVER, SHOULD ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THE PROXY SOLICITED HEREBY WILL, ON A POLL, BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS VOTING THE SHARES REPRESENTED BY THE PROXY.


BY ORDER OF THE BOARD OF DIRECTORS

Peter L. Vosotas
Chairman of the Board,
Chief Executive Officer and President

Appendix A

                    Nicholas Financial, Inc.
                     Audit Committee Charter
               (Originally Adopted June 15, 2000)


Organization

     This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least two directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company.


Statement of Policy

     The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.


Responsibilities and Processes

     The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are
responsible   for   auditing  those  financial  statements.   The
committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

      The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

- The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders.The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

- The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

- The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form l0-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

- The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                    NICHOLAS FINANCIAL, INC.
                        Building C #501B
                    2454 McMullen Booth Road
                   Clearwater, FL  33759-1340
                         (727) 726-0763

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
            NICHOLAS FINANCIAL, INC. (the "Company")

          PROXY FOR THE 2001 ANNUAL GENERAL MEETING OF
         MEMBERS TO BE HELD ON TUESDAY, AUGUST 7, 2001.

The undersigned member of Nicholas Financial, Inc. (the "Company") hereby appoints Peter L. Vosotas, Chairman of the Board, Chief Executive Officer and President of the Company, or failing him, Ralph T. Finkenbrink, Vice-President-Finance of the
Company,   or                                             ,    as
nominee of the undersigned, to attend and act for and on behalf of the undersigned at the 2001 Annual General Meeting of Members of the Company to be held on August 7, 2001 and at any adjournment thereof and, on a poll, the shares represented by this proxy are specifically directed to be voted or to be withheld from voting as indicated below:



1.        a.    To  elect as directors all the persons  named  in
          1.(b) below:

     In favour:          Against             Withhold Vote:
              ---------         ---------                  -------
     OR

          b.   To elect as a director:


     Peter L. Vosotas    In favour:          Withhold Vote:
     (to serve until 2004)         ---------               -------

     Melvin  S. Cutler   In favour:          Withhold Vote:
     (to serve until 2004)         ---------               -------


2. To appoint Ernst & Young LLP, as Auditors of the Company for the fiscal year ending March 31, 2002:

     In favour:          Against:            Withhold vote:
               ---------         ----------                -------

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING ON ANY BALLOT THAT MAY BE CALLED FOR IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN AND, IF A CHOICE IS SPECIFIED WITH RESPECT TO ANY MATTER TO BE ACTED UPON, THE SHARES SHALL BE VOTED OR WITHHELD FROM VOTING ACCORDINGLY. WHERE NO CHOICE IS OR WHERE BOTH CHOICES ARE SPECIFIED IN RESPECT OF ANY MATTER TO BE ACTED UPON, THE SHARES REPRESENTED HEREBY SHALL, ON ANY BALLOT THAT MAY BE CALLED FOR, BE VOTED FOR THE ADOPTION OF ALL SUCH MATTERS. THIS PROXY CONFERS UPON EACH PERSON NAMED HEREIN AS A NOMINEE DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE AND OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of the Notice of the 2001 Annual General Meeting of Members and the accompanying Proxy
Statement and Information Circular dated July 02, 2001.

If this Form of Proxy is not dated by the member in the space below, it is deemed to bear the date on which it is mailed by the Company to the member.

The undersigned hereby revokes any proxy previously given in respect of the Meeting.

DATED this _______  day of _____________________________, 2001.

                                   Number of Shares Held:


______________________________     ______________________________
Name (Please Print)


______________________________
Address

______________________________


______________________________
Signature

                     NOTES TO FORM OF PROXY


1. IF THE MEMBER DOES NOT WISH TO APPOINT ANY OF THE PERSONS NAMED IN THIS FORM OF PROXY, HE SHOULD STRIKE OUT THEIR NAMES AND INSERT IN THE BLANK SPACE THE NAME OF THE PERSON HE WISHES TO ACT AS HIS PROXY. SUCH PERSON NEED NOT BE A MEMBER OF THE COMPANY.

2. This Form of Proxy must be signed by the member or his attorney authorized in writing or, if the member is a corporation, under the hand of a duly authorized officer or attorney of the corporation.

3. This Form of Proxy, and the power of attorney or other authority, if any, under which it is signed, or a notarially certified copy thereof, must be deposited either at the office of the Registrar and Transfer Agent of the Company, Computershare Trust Company of Canada, at 510 Burrard Street, Vancouver, B.C., V6C 3B9, or at the Head Office of the Company at Building C #501B, 2454 McMullen Booth Road, Clearwater, FL 33759-1340 not less than 48 hours, Saturdays and holidays excepted, prior to the time of the holding of the Meeting or any adjournment thereof.